UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 8, 2021

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW, Suite 775 North, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 8, 2021, the rights and obligations of Easterly Government Properties, Inc. (the “Company”), its operating partnership, Easterly Government Properties LP (the “Operating Partnership”), and certain affiliates of US Federal Properties Co., LLC (collectively, the “Sellers”) became fixed and enforceable pursuant to a purchase and sale agreement dated as of September 30, 2021, between the Operating Partnership and the Sellers (the “Purchase Agreement”), to acquire an anticipated 1,214,165 leased square foot portfolio of ten properties (the “Portfolio Acquisition”) for an aggregate contractual purchase price of approximately $635.6 million. The portfolio is 100% leased to the Department of Veterans Affairs (VA) with a weighted average lease term of 19.6 years.

The Company’s joint venture, the JV (as defined below), will serve as the acquisition vehicle for the Portfolio Acquisition and the Operating Partnership has assigned the Purchase Agreement to the JV. On October 13, 2021, the JV closed on two of the ten properties included in the Portfolio Acquisition, consisting of VA outpatient clinics located in Lubbock, Texas (VA-Lubbock) and Lenexa, Kansas (VA-Lenexa), each of which is currently operating. The JV is expected to close on the acquisition of the remaining eight Portfolio Acquisition properties on a rolling basis by the end of 2023, following applicable construction completion and lease commencement dates.

There can be no assurance that the closing conditions for the remaining Portfolio Acquisition properties will be satisfied, or that defaults or other events will not delay or prevent the closing of one or more of the Portfolio Acquisition properties. Further, there can be no assurance that the closing of the remaining eight Portfolio Acquisition properties will occur on the contemplated terms, or at all.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 13, 2021, the Company issued a press release announcing the Portfolio Acquisition and the formation of the JV. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On October 13, 2021, the Company formed a new joint venture (the “JV”) with an affiliate of one of the preferred leading global investors (the “JV Partner”) to fund the Portfolio Acquisition.  Under the terms of the JV, the JV Partner will retain a 47.0% stake in the JV and the Company will retain a 53.0% stake in the JV, subject to adjustment as set forth in the applicable JV documentation.  The Company will also receive certain asset management fees from the JV Partner and be responsible for the day-to-day management of the properties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, risks relating to the ability of the JV to close on one or more of the Portfolio Acquisition properties on the proposed terms and schedule or at all; risks relating to the ability of the Company and/or the JV Partner to satisfy their respective obligations in connection with entering into the JV, including obtaining any required regulatory approval; the risk that the Company, the JV Partner or the JV will be unable to obtain financing as needed; risks that the expected benefits of the JV will not occur; and those risks and uncertainties associated with the Company’s business described from time to time in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on February 24, 2021. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report on Form 8-K is as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Purchase and Sale Agreement between the sellers identified therein and Easterly Government Properties LP dated as of September 30, 2021

99.1	Press Release dated October 13, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: October 15, 2021